Exhibit 23(B)

             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
             -----------------------------------------
As independent public accountants, we hereby consent to the incorporation of our report dated February 9, 1993 included in this Form 10-K/A, into the Company's previously filed Registration Statements File Nos. 2-88721, 33-2481, 33-18221, 33-32596, 33-32597, 33-44633, 33-67782 and 33-67784.


                                        ARTHUR ANDERSEN LLP


Cincinnati, Ohio,
June 7, 1995.




PAGE